UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2009

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(720) 872-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 15, 2009, Ascent Solar Technologies, Inc. (the “Company”) executed a two-year executive employment agreement (the “Employment Agreement”) with Prem Nath, Ph.D.  Pursuant to the Employment Agreement, which becomes effective upon expiration of his existing employment contract on July 31, 2009 and is subject to approval by the Company’s board of directors, Dr. Nath will serve as the Company’s Senior Vice President of Production Operations and Technology.

Pursuant to the Employment Agreement, Dr. Nath will receive an annualized base salary of $234,000 in 2009, and $280,000 beginning in 2010.  He will be eligible to receive an annual bonus in an amount up to his base salary based upon performance.  In addition, Dr. Nath will receive an award of 70,000 restricted stock units under the Company’s 2008 Restricted Stock Plan, which will vest over two years  based upon his performance relative to predetermined criteria.  In the event of a “Change of Control” (as defined in the Employment Agreement), any stock options or restricted stock units held by Dr. Nath that remain unvested shall immediately vest.

The foregoing description of Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Executive Employment Agreement with Prem Nath dated as of July 15, 2009.

Forward Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

July 21, 2009	By:	/s/ Gary Gatchell

Name: Gary Gatchell
Title: Chief Financial Officer and Secretary